Mutual Funds
February 28, 2022
Thrivent Limited Maturity Bond Fund
Class S Shares	THLIX
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at thriventfunds.com. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to contactus@thriventfunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated Feb. 28, 2022, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Manage your communication choices and sign up for paperless delivery of prospectuses by enrolling at thrivent.com/gopaperless or, if you purchased directly online, by enrolling at thriventfunds.com.

Thrivent Limited Maturity Bond Fund
THLIX

Investment Objective
Thrivent Limited Maturity Bond Fund (the "Fund") seeks a high level of current income consistent with stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the net asset value	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.41%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Fund are to invest in investment-grade corporate bonds, government bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade debt securities or preferred stock. At the time of purchase, these investment grade securities are rated at or above BBB- by S&P, or Baa3 by Moody’s, or unrated but considered to be of comparable quality by the Adviser, with the dollar-weighted average effective maturity for the Fund expected to be between one and five years. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Fund may also invest in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as “junk bonds.” At the time of purchase, these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what debt obligations to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser may consider environmental, social, and governance (ESG) factors as part of its investment analysis and decision-making processes for the Fund. The Adviser focuses on companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings, and may invest in U.S. dollar-denominated debt of foreign companies.
The Fund utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Fund’s duration, or interest rate risk. The Fund may enter into derivatives contracts traded on exchanges or in the over the counter market.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie
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Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
LIBOR Risk. The Fund may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or its investments are not known. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.
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Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen for ESG attributes. The assessment of potential Fund investments and ESG considerations may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.
Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic cannot accurately be predicted and may negatively impact the value of the Fund’s investments.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index description appears in the "Index Descriptions" section of the prospectus. Call 800-847-4836 or visit thriventfunds.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. Returns after taxes on distributions and redemptions may be higher than before tax returns and/or after taxes on distributions shown because they reflect the tax benefit of capital losses realized in the redemption of Fund shares.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Year-by-Year Total Return

Best Quarter:	Q2 2020	+4.78%
Worst Quarter:	Q1 2020	(2.62)%
Average Annual Total Returns
(Periods Ending December 31, 2021)
	1 Year	5 Years	10 Years
Fund (before taxes)	0.20%	2.43%	2.16%
Fund (after taxes on distributions)	(0.38)%	1.54%	1.36%
Fund (after taxes on distributions and redemptions)	0.13%	1.48%	1.32%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	(0.47)%	1.85%	1.39%
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Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Michael G. Landreville, CFA, CPA (inactive), Gregory R. Anderson, CFA, Cortney L. Swensen, CFA and Jon-Paul (JP) Gagne are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Landreville has served as a portfolio manager of the Fund since October 1999, Mr. Anderson has served as a portfolio manager of the Fund since April 2005, Ms. Swensen has served as a portfolio manager of the Fund since February 2020, and Mr. Gagne has served as a portfolio manager of the Fund since February 2021. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Ms. Swensen has been with Thrivent Financial since 2011 and is currently a Senior Portfolio Manager. Mr. Gagne joined Thrivent Financial in May 2018 as a Senior Research Analyst/Trader covering Securitized Assets and became a portfolio manager in February 2021.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is
$50 for taxable accounts. For IRA or tax-deferred accounts, the minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (thrivent.com or thriventfunds.com), the mobile app, by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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A better way to deliver documents
In response to concerns regarding multiple mailings, we send one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs.
You may also manage your communication choices and sign up for paperless delivery of prospectuses by enrolling at thrivent.com/gopaperless or, if you purchased directly online, by enrolling at thriventfunds.com.
•  If you purchased shares through Thrivent:
If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to send separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this Summary prospectus for Thrivent Mutual Funds, call us at 800-847-4836. This prospectus is also available by visiting thriventfunds.com.
•  If you purchased shares from a firm other than Thrivent:
If you wish to revoke householding in the future or to receive an additional copy of this Summary prospectus for Thrivent Mutual Funds, contact your financial professional. This prospectus is also available by visiting thriventfunds.com.

Contact Thrivent Mutual Funds
Phone: 800-847-4836	Fax: 866-278-8363	Web: thriventfunds.com	Email: contactus@thriventfunds.com

Applications, Redemptions, Exchanges & Other Requests: Thrivent Mutual Funds P.O. Box 219348 Kansas City, Missouri 64121-9348	Additional Investments: Thrivent Mutual Funds P.O. Box 219334 Kansas City, Missouri 64121-9334	Express Mail: Thrivent Mutual Funds 430 West 7th Street Kansas City, Missouri 64105
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer, member FINRA/SIPC and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
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